UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2004

MAGMA DESIGN AUTOMATION, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

000-33213	77-0454924
(Commission File Number)	(I.R.S. Employer Identification Number)

5460 Bayfront Plaza, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2004, the Compensation and Nominating Committee of the Board of Directors of Magma Design Automation, Inc. (“Magma”) established the 2005 Key Contributor Long-Term Incentive Plan (the “KC Incentive Plan”). The following is a summary of the terms of the KC Incentive Plan.

The objective of the KC Incentive Plan is to retain and reward Magma employees who are key technology contributors. Magma’s executive officers are eligible to participate in the KC Incentive Plan. Non-executive participants must be approved by executive officers. Executive officer participants must be approved by the Compensation Committee.

Awards under the KC Incentive Plan are granted in exchange for a participant’s contributions to Magma. Awards may include (i) cash payments, and/or (ii) shares of Magma’s restricted stock granted under Magma’s 2001 Stock Incentive Plan (which plan has been approved by Magma’s stockholders), that vest while the participant remains employed by and in good standing with Magma.

Non-executive participants may receive cash awards prior to such awards becoming fully vested and earned. These awards are considered recoverable advances and are to be repaid to Magma in the event that the participant’s employment with Magma is terminated prior to an award being earned.

All executive officers as well as certain other participants that receive a restricted stock award under the KC Incentive Plan will have accelerated vesting of such award upon a change in control of Magma. In the event of Magma’s change in control, the participant’s unvested shares of restricted stock granted under the KC Incentive Plan will accelerate by 25%. In addition, if the participant is, or is deemed to have been, involuntarily terminated employment within one year after Magma’s change in control, 50% of the remaining unvested shares of restricted stock will vest.

If the award so states, participants that receive a cash or stock award under the KC Incentive Plan will not be eligible to receive equity grants under Magma’s 2001 Stock Incentive Plan, or cash awards under any other Magma cash variable award plans, until such award is fully vested.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Magma 2005 Key Contributor Long-Term Incentive Plan, including form of Award Statement.

10.2	Form of Notice and Agreement for Restricted Share Award grants pursuant to Magma 2001 Stock Incentive Plan (for other than Executive Officers).

10.3	Form of Notice and Agreement for Restricted Share Award grants pursuant to Magma 2001 Stock Incentive Plan (Executive Officers).

10.4	Form of Notice of Stock Option Award for grants pursuant to Magma 2001 Stock Incentive Plan (Executive Officers).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.

Dated: December 27, 2004	By:	/s/ Gregory C. Walker
Gregory C. Walker
Senior Vice President- Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Magma’s 2005 Key Contributor Long-Term Incentive Plan, including form of Award Statement.

10.2	Form of Notice and Agreement for Restricted Share Award grants pursuant to Magma 2001 Stock Incentive Plan (for other than Executive Officers).

10.3	Form of Notice and Agreement for Restricted Share Award grants pursuant to Magma 2001 Stock Incentive Plan (Executive Officers).

10.4	Form of Notice of Stock Option Award for grants pursuant to Magma 2001 Stock Incentive Plan (Executive Officers).